SCHEDULE 14A

Information Required in Proxy Statement

Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Check the appropriate box:

          / X /    Preliminary Information Statement

          / /        Definitive Information Statement

ABBY, INC.

 (Name of Company As Specified In Charter)

Not Applicable

(Name of Person(s) Filing the Information Statement if other than Company)

Payment  of Filing Fee (Check the appropriate box):

          /X/ No fee required.

         / / Fee  computed on table below per  Exchange  Act Rules  14c-5(g) and 0-11.

          1) Title of each class of securities to which transaction applies:

               Common Stock, par value $0.001 per share

          2) Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          4) Proposed maximum aggregate value of transaction:

/__/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)  and  identify  the  filing  for  which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         2) Form, Schedule or Registration Statement No.:

         3) Filing Party:

         4) Date Filed:

ABBY, INC

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 8, 2013

 The Annual Meeting of Stockholders (the "Annual Meeting") of ABBY, INC.

             a Colorado corporation (the "Company"), will be held at 9:00 a.m., local time, on JULY 8, 2013 at

             2655 Camino Del Rio North, Suite 410, San Diego, CA, 92108, for the following purposes:

(1)

To ratify the Company's Board of Directors to hold office until the Company's Annual Meeting of Stockholders in 2014 or until his successor is duly elected and qualified; and

 (2)

To ratify the appointment of Sadler Gibb & Associates as the Company's independent certified public accountant; and

                  (3)                 To ratify the transaction and change of business between Abby, Inc. and Tulip Enterprises, Inc.

(4)

To ratify the name change from Abby, Inc. to Tulip Enterprises Inc., to be effective as of the filing of an amendment to the Company's Articles of Incorporation and Bylaws with the Colorado Secretary of State.

 (5)

To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

The Board of Directors has fixed the close of business on JULY 8, 2013, as the record date for determining those Stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

                                             By Order of the Board of Directors

               /s/ Amanda Flores,

                                                     Amanda Flores

                                                                                                       PRESIDENT and CEO

THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. THE RETURN OF THE ENCLOSED PROXY CARD WILL NOT AFFECT YOUR RIGHT TO REVOKE YOUR PROXY OR TO VOTE IN PERSON IF YOU DO ATTEND THE ANNUAL MEETING.

ABBY, INC.

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of ABBY INC.., a Colorado corporation (the "Company"), of proxies from the holders of the Company's common stock, par value $.001 per share (the "Common Stock"), for use at the Annual Meeting of Stockholders of the Company to be held at 9:00 a.m., local time, on JULY 8, 2013 at 2655 Camino Del Rio North, Suite 410, San Diego, CA, 92108 and at any adjournment thereof (the "Annual Meeting"), pursuant to the enclosed Notice of Annual Meeting of Stockholders.

The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to Stockholders is JULY 8, 2013. Stockholders should review the information provided herein in conjunction with the Company's 2012 Annual Report, which was filed with the Securities and Exchange Commission on March 15, 2013 on Form 10-K and the Company's quarterly filings on Form 10-Q.  The Company's principal executive offices are located at 2655 Camino Del Rio North, Suite 410, San Diego, CA, 92108

INFORMATION CONCERNING PROXY

The enclosed proxy is solicited on behalf of the Company's Board of Directors. Stockholders who hold their shares through an intermediary must provide instructions on voting as requested by their bank or broker. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's executive office a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy will be borne by the Company. In addition to the use of the mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

OTHER MATTERS; DISCRETIONARY VOTING

Our Board of Directors does not know of any matters, other than as described in the notice of Meeting attached to this Proxy Statement, that are to come before the Meeting.

If the requested proxy is given to vote at the Meeting, the persons named in such proxy will have authority to vote in accordance with their best judgment on any other matter that is properly presented at the Meeting for action, including without limitation, any proposal to adjourn the Meeting or otherwise concerning the conduct of the Meeting.

RIGHT TO REVOKE PROXIES

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted.  Proxies may be revoked by:

•

filing with the President of the Company, before the polls are closed with respect to the vote, a written notice of revocation bearing a later date than the proxy;

•

duly executing a subsequent proxy relating to the same shares of common stock and delivering it to the President of the Company; or

•

attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy).

                                       Any written notice revoking a proxy should be sent to: Amanda Flores, Abby Inc.

                                       2655 Camino Del Rio North, Suite 410, San Diego, CA, 92108

PURPOSE OF THE MEETING

                      At the Annual Meeting, the Company's Stockholders will consider and vote upon the following matters:

 (1)

To elect the Company's Board of Directors to hold office until the Company's Annual Meeting of Stockholders in 2014 or until his successor is duly elected and qualified; and

 (2)

To ratify the appointment of Sadler, Gibb & Associates as the Company's independent certified public accountant; and

                  (3)                To ratify the transaction and change of business between Abby, Inc. and Tulip Enterprises, Inc.

(4)

To ratify the name change from Abby, Inc. to Tulip Enterprises Inc., to be effective as of the filing of an amendment to the Company's Articles of Incorporation and Bylaws with the Colorado Secretary of State.

 (5)

To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (a) FOR the election of the nominees for director named below; (b) FOR the proposal to ratify the appointment of, as the Company's independent certified public accountant; (c) FOR the proposal to ratify the transaction between Abby, Inc. and Tulip Enterprises, Inc. (d)  FOR the proposal to ratify the name change from Abby, Inc. to Tulip Enterprises Inc., In the event a shareholder specifies a different choice by means of the enclosed proxy, such shareholder's shares will be voted in accordance with the specification so made.

Description of Business

Tulip Enterprises, Inc.

T1O Gourmet Thai Food Truck- This truck is currently going through some re branding. The truck is a gourmet food truck that brings food of Thailand to customers throughout Southern California and has made appearances in Las Vegas. The core customer of the truck is female 25-42 with an annual income of 30,000K to 75,000K.

The trucks main two services are lunch and dinner.

Lunch stops are primarily high end office buildings where we have agreements with the property managers to be on site, on a specific day. We have identified that for maximum return it is best we only stop the truck at the same location every other week.

The dinner stops are varied. With San Diego being the hub of small breweries of craft beers we stop at breweries without restaurants and we stop at high schools for "Food Truck" Events, we take requests from anyone with a large enough group to support a strong sale for that service.

In addition the truck will stop at major events such as running events, sporting events, Holiday events and food events. The truck has been to Balboa nights which is a local San Diego event in celebration of Christmas held at Balboa Park. The event brings over 300,000 people to the event each year.

The Truck has been to the Las Vegas Foodie fest, The Pechanga Casino Food Truck rally, San Diego County Food Truck Fair day and other larger named food trucks events that bring in over 5,000 people to each event.

The other segment of our business is Events and Promotions, this covers our other divisions, and include the following:

•

Catering

•

Food Truck Booking

•

Food Truck Event creation

•

Runs

•

Concerts

•

Food Competitions

•

Obstacle Course Challenges

•

Beer and/or Wine Fests

•

All other events where the general public can purchase an entry

•

Private parties paid for by one or a small number of corporations or organizations, individuals

Most of the events other than catering, will focus on teaming up with a non-profit organizations and donate a portion of the proceeds. This typically will give them a range of 30-40 percent of proceeds depending a few factors. If the organizations are able to assist with a venue, for a reduced cost or free, we will go with the higher part of the range.

We also take into consideration the fund raising needs of the organization, the goals of the foundation and build an event to suit their needs, mainly focusing on fund raising. This involves listening to their needs and guiding them through the process. The appealing part  T1O Events and promotions is most people volunteer their time to non-profit organizations and have little time or experience to plan events, especially with an attendance of 1000 or more. T1O handles 100% of the planning, and allows the organization to continue the activities of the organization.

Everything is inclusive from permits and traffic control planning to gathering sponsors, and vendors for the event. Our staff is normally on site running the event. We also provide all the accounting and donate to the foundation typically within 15 days of the event. We sell all tickets, sponsor and vendor spots.

Lastly, we book stops for other food trucks for a monthly fee. With events and promotions being an integral part of the business, we are up to date about many upcoming events to keep food trucks well informed when it comes to implementing their booking schedule.

MARKET FOR COMMON EQUITY AND OTHER STOCKHOLDER MATTERS

         The Company trades on the OTC QB under the symbol "ABBY."  Inclusion on the OTC QB permits price quotation for our shares to be published by such service.

OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

The Board of Directors has set the close of business on JULY 8, 2013 as the record date (the "Record Date") for determining Stockholders of the Company entitled to receive notice of and to vote at the Annual Meeting. As of the date herein there are shares of Common Stock, $.001 par value (the "Common Stock") issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to Stockholders for approval at the Annual Meeting.

The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding on the Record Date will constitute a quorum for purposes of the Annual Meeting. If less than a majority of the outstanding shares of Common Stock are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting from time to time without further notice. A plurality of the votes cast by holders of the Common Stock will be required for the election of directors. The ratification of the appointment of as the Company's independent certified public accountant, , and the approval of the proposal to change the name change from Abby, Inc. to Tulip Enterprises Inc. will be approved if the number of shares of Common Stock voted in favor of ratification exceeds the number of shares voted against it. Abstentions and broker non-votes will be counted as shares present at the Annual Meeting for purposes of determining a quorum. With respect to the outcome of any matter brought before the Annual Meeting (i) abstentions will be considered as shares present and entitled to vote at the Annual Meeting, but will not be counted as votes cast for or against any given matter and (ii) broker non-votes will not be considered shares present and entitled to vote. Because directors will be elected by a plurality of the votes cast at the Annual Meeting and the other matters to be acted upon at the Annual Meeting will be approved if the number of votes cast in favor of the matter exceeds the number of votes cast against it, abstentions and broker non-votes will have no effect on the outcome of the proposals to be voted upon at the Annual Meeting.

Prior to the Annual Meeting, the Company will select one or more inspectors of election for the Annual Meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the Annual Meeting, the existence of a quorum, and the validity and effect of proxies, and shall receive, count, and tabulate ballots and votes, and determine the results thereof.

A list of Stockholders entitled to vote at the Annual Meeting will be available for examination by any shareholder at the Company's principal executive office in United States for a period of 10 days prior to the Annual Meeting, and at the Annual Meeting itself.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth as at May 21, 2013, the name and address and the number of shares of the Company's common stock, with a par value of $0.001 per share, held of record or beneficially by each person who held of record, or was known by the Company to own beneficially, more than 5% of the issued and outstanding shares of the Company's common stock, and the name and shareholdings of each director and of all officers and directors as a group.

Name of Share holder	Number of Shares Held	Percentage of Shares Held
Lawson Kerster	30,000,000	27.8%
Officers and Directors as a group (1)	30,000,000	27.8%

(1)	Based on a total of an aggregate of 108,000,000 shares of capital stock, consisting of 108,000,000 issued and outstanding shares of common stock

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

No officer, director, promoter, or affiliate of Abby, Inc.. has or proposes to have any direct or indirect material interest in any asset held by Abby, Inc. through security holdings, contracts, options, or otherwise.

Although there is no current compensation plan in existence, it is probable that Abby, Inc. will adopt a plan to pay or accrue compensation to its Officers and Directors for services related to development of the company's business plan.

BOARD OF DIRECTORS AND OFFICERS

The current Board of Directors consists of Amanda Flores, President and Chief Executive Officer, Amanda Flores, Secretary and Treasurer, and Chief Financial Officer Their biographies are in Proposal One herein.

All Directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. Officers are appointed by and serve at the discretion of the Board of Directors.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors currently has no committees. As and when required by law, it will establish an Audit Committee and a Compensation Committee. The Audit Committee will oversee the actions taken by our independent auditors and review our internal financial and accounting controls and policies. The Compensation Committee will be responsible for determining salaries, incentives and other forms of compensation for our officers, employees and consultants and will administer our incentive compensation and benefit plans, subject to full board approval. The Audit Committee Charter and the Compensation Committee Charter are attached hereto as Exhibit to this filing. The functions of the Audit Committee and the Compensation Committee are currently performed by the Board of Directors.

                                                                                EXECUTIVE COMPENSATION

Our Directors do not receive cash for their services. The Company does not provide additional compensation for committee participation or special assignments of the Board of Directors, but may enter into separate consulting agreements with individual directors at times.

Compensation of Directors

Our Directors do not receive cash for their services. The Company does not provide additional compensation for committee participation or special assignments of the Board of Directors, but may enter into separate consulting agreements with individual directors at times.

 Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and persons who own more than 10% of a registered class of our equity securities to file certain reports with the SEC regarding ownership of, and transactions in, our securities. Such officers, directors and 10% shareholders are also required by the SEC to furnish us with all Section 16(a) forms that they file.

Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and more than 10% stockholders were complied with during the fiscal year ended November 30, 2012.

AUDIT AND CERTAIN OTHER FEES PAID TO ACCOUNTANTS

(1) Audit Fees

The aggregate fees billed by the independent accountants for the last fiscal year for professional services for the audit of the Company's annual financial statements and the review included in the Company's Form 10-Q and services that are normally provided by the accountants in connection with statutory and regulatory filings or engagements for those fiscal years were $in 2012 and $on 2011.

(2) Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountants that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under Item 9 (e)(1) of Schedule 14A was NIL.

(3) Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountants for tax compliance, tax advise, and tax planning was $0.

(4) All Other Fees

During the last two fiscal years there were no other fees charged by the principal accountants other than those disclosed in (1) and (2) above.

(5) Audit Committee's Pre-approval Policies

At the present time, there are not sufficient directors, officers and employees involved with Abby to make any pre-approval policies meaningful. Once Abby has elected more directors and appointed directors and non-directors to the Audit Committee it will have meetings and function in a meaningful manner.

(6) Audit Hours Incurred

The principal accountants spent approximately 50 percent of the total hours spent on the accounting. The hours were about equal to the hours spent by the Company's internal accountant.

The Board of Directors has reviewed and discussed with the Company's management and independent registered public accounting firm the audited consolidated financial statements of the Company contained in the Company's Annual Report on Form 10-K for the Company's 2012 fiscal year. The Board has also discussed with the auditors the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other items, matters related to the conduct of the audit of the Company's consolidated financial statements.

The Board has received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with its auditors its independence from the Company. The Board has considered whether the provision of services other than audit services is compatible with maintaining auditor independence.

Based on the review and discussions referred to above, the Board approved the inclusion of the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for its 2012 fiscal year for filing with the SEC.

Pre-Approval Policies

The Board's policy is now to pre-approve all audit services and all permitted non-audit services (including the fees and terms thereof) to be provided by the Company's independent registered public accounting firm; provided, however, pre-approval requirements for non-audit services are not required if all such services (1) do not aggregate to more than five percent of total revenues paid by the Company to its accountant in the fiscal year when services are provided; (2) were not recognized as non-audit services at the time of the engagement; and (3) are promptly brought to the attention of the Board and approved prior to the completion of the audit.

The Board pre-approved all fees described above.

Code of Conduct and Ethics

We have adopted a code of ethics that applies to all of our executive officers, directors and employees. Code of ethics codifies the business and ethical principles that govern all aspects of our business. This document will be made available in print, free of charge, to any shareholder requesting a copy in writing from the Company.

                                          PROPOSAL 1 - ELECTION OF DIRECTORS

         At the Annual Meeting, directors are to be elected to hold office until the next Annual Meeting of Stockholders and until their successor has been elected and qualified. There are three nominees for director. Each nominee is currently a member of the Board of Directors. The person named in the enclosed proxy card has advised that, unless otherwise directed on the proxy card, they intend to vote FOR the election of the nominees. Should any nominee become unable or unwilling to accept nomination or election for any reason, persons named in the enclosed proxy card may vote for a substitute nominee designated by the Board of Directors. The Company has no reason to believe the nominees named will be unable or unwilling to serve if elected.

Nominees

Name	Age	Positions Held and Tenure

Amanda Flores	42	President and Chief Executive Officer, Secretary, Treasurer and Director

 BOARD OF DIRECTORS

         Directors are elected at the Company's annual meeting of Stockholders and serve for one year until the next annual Stockholders' meeting or until their successors are elected and qualified. Officers are elected by the Board of Directors and their terms of office are, except to the extent governed by employment contract, at the discretion of the Board. The Company reimburses all Directors for their expenses in connection with their activities as directors of the Company. Directors of the Company who are also employees of the Company will not receive additional compensation for their services as directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES AS DIRECTORS TO SERVE UNTIL THE COMPANY'S ANNUAL MEETING OF STOCKHOLDERS IN 2014 AND UNTIL THEIR SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED.

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors appointed Sadler, Gibb & Associates as the Company's independent certified public accountants.  A representative of Sadler, Gibb & Associates may be present at the Annual Meeting, and will have an opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions. The affirmative vote of a majority of the votes cast is necessary to appoint Sadler, Gibb & Associates

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF SADLER, GIBB & ASSOCIATES AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.

                                  PROPOSAL 3 - RATIFICATION OF TRANSACTIONAND CHANGE OF BUSINESS  WITH ABBY, INC AND TULIP ENTERPRISES, INC.

Our Board of Directors has adopted a resolution declaring the advisability to accept the transaction with Tulip enterprises, Inc.

                            THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR"

                          THE RATIFICATION OF THE TRANSACTION WITH TULIP ENTERPRISES, INC.

                                   PROPOSAL 4 - APPROVAL OF THE COMPANY’S  NAME CHANGE FROM

                                                               ABBY, INC. TO TULIP ENTERPRISES INC.

Our Board of Directors has adopted a resolution declaring the advisability of amending and restating our Certificate of Incorporation, Articles of Incorporation And Bylaws to effect a name change from Abby, Inc. to Tulip Enterprises Inc. Corp.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE NAME CHANGE FROM ABBY, INC. TO TULIP ENTERPRISES INC.

DISSENTER'S RIGHTS OF APPRAISAL

The general corporation law of the State of Colorado ("the "Colorado Law") provides for dissenter's rights of appraisal in connection with the above mentioned proposals.

CAUTIONARY STATEMENTS CONCERNING FORWARD-LOOKING INFORMATION

      This Proxy Statement contains forward-looking statements.  Certain matters discussed herein are forward-looking statements within the meaning of the Private Litigation Reform Act of 1995. Certain,  but not necessarily all, of such  statements  can be identified by the use of  forward-looking  terminology, such  as  "believes,"   "expects,"  "may,"  "will,"  "should,"   "estimates"  or "anticipates"   or  the  negative   thereof  or  comparable   terminology.   All forward-looking  statements  involve known and unknown risks,  uncertainties and other factors, which may cause the actual transactions,  results, performance or achievements  of  the  company  to  be  materially  different  from  any  future transactions,  results, performance or achievements expressed or implied by such forward-looking  statements.  These may  include,  but are not  limited  to: (a) matters  described in this Proxy  Statement and matters described in "Note on Forward-Looking  Statements" in our Annual Report on Form 10-K for the year ended November 30,  2012,  (b) the ability to operate our business after the closing in a manner that will enhance  stockholder value. Although  we  believe  the  expectations   reflected  in  such   forward-looking statements are based upon reasonable assumptions and business opportunities,  we can  give no  assurance  that  our  expectations  will be  attained  or that any deviations will not be material.  We undertake no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.

ADDITIONAL INFORMATION

         If you have any questions about the actions described above, you may contact Amanda Flores at 424-777-2211, or by email at:    abbyincorporated@gmail.com

We are  subject to the  informational  requirements  of the  Securities Exchange  Act of 1934 and in  accordance  with the  requirements  thereof,  file reports, proxy statements and other information with the Securities and Exchange Commission  ("SEC").  Copies  of  these  reports,  proxy  statements  and  other information  can be  obtained  at  the  SEC's  public  reference  facilities  at 100 F Street, Room 1580, Washington, D.C. 20549. Additionally, these filings may be viewed at the SEC's website at http://www.sec.gov.

 We filed our annual report for the fiscal year ended November 30, 2012 on Form 10-K with the SEC.  A copy of past annual reports on Form 10-K (except for certain exhibits  thereto),  may be obtained,  upon written request by any stockholder to Amanda Flores, 2655 Camino Del Rio North, Suite 410, San Diego, CA, 92108.  Copies of all exhibits to the annual reports on Form 10-K are available upon a similar request.

INFORMATION INCORPORATED BY REFERENCE

The following documents are incorporated herein by reference and to be a part hereof from the date of filing of such documents:

Annual Report on Form 10-K for the fiscal year ended November 30, 2012 a copy of which is being provided with this proxy statement.

Quarterly Report on Form 10-Q for the quarters ended February 28, 2013, and

 All  documents  filed by the Company  with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the effective date of the action taken described  herein, including  the Annual  Report on Form 10-K for the fiscal year ended.

 Any  statement  contained  in a document  incorporated  or deemed to be incorporated  by reference  herein shall be deemed to be modified or  superseded for  purposes  of this  Information  Statement  to the extent  that a  statement contained herein or in any other subsequently filed document that also is, or is deemed to be,  incorporated  by reference  herein  modifies or  supersedes  such statement.  Any such  statement so modified or  superseded  shall not be deemed, except as so modified or  superseded,  to constitute a part of this Information Statement.

This  Information  Statement   incorporates,   by  reference,   certain documents  that are not presented  herein or delivered  herewith.  Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference  herein,  are available  without charge to any persons including any stockholder, to whom this Information Statement is delivered, upon written or oral request to our Secretary at our address and telephone number set forth herein.

SHAREHOLDER PROPOSALS FOR THE 2013 ANNUAL MEETING

Under SEC rules, shareholders intending to present a proposal at the Annual Meeting in 2013 and have it included in our proxy statement must submit the proposal in writing to Amanda Flores. We must receive the proposal no later than February 21, 2013.

Shareholders intending to present a proposal at the Annual Meeting in 2013, but not to include the proposal in our proxy statement, must comply with the requirements set forth in Regulation 14a-8 of the Security Exchange Act of 1934, as amended (the "Exchange Act").  The Exchange Act requires, among other things, that a shareholder must submit a written notice of intent to present such a proposal that is received by our Secretary no less than 120 days prior to the anniversary of the first mailing of the Company's proxy statement for the immediately preceding year's annual meeting.  Therefore, the Company must receive notice of such proposal for the Annual Meeting in 2013 no later than February 21, 2013.  If the notice is after February 21, 2013, it will be considered untimely and we will not be required to present it at the Annual Meeting in 2013.  The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. The form of proxy and this Proxy Statement have been approved by the Board of Directors and are being mailed and delivered to shareholders by its authority.

/s/ Amanda Flores

Chief Executive Officer

424.777.2211

abbyincorporated@gmail.com

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS

OF

ABBY, INC.

           PROXY -- ANNUAL MEETING OF SHAREHOLDERS – July 8, 2013

         The undersigned, revoking all previous proxies, hereby appoint(s) Amanda Flores as Proxy, with full power of substitution, to represent and to vote all Common Stock of Abby, Inc.. owned by the undersigned at the Annual Meeting of Shareholders to be held at on July 8, 2013, including any original or subsequent adjournment thereof, with respect to the proposals set forth in the Notice of Annual Meeting and Proxy Statement. No business other than matters described below is expected to come before the meeting, but should any other matter requiring a vote of shareholders arise, the person named herein will vote thereon in accordance with his best judgment. All powers may be exercised by said Proxy. Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING.

ELECTION OF DIRECTORS. Nominee:

AMANDA FLORES

                  [ ]      FOR ALL NOMINEE LISTED (Except as specified here:______________)

                  [ ]      WITHHOLDING AUTHORITY to vote for the nominee listed above

2. Proposal to Ratify the Appointment of Sadler, Gibb & Associates as

                      Independent Auditor.

  [ ]  FOR          [ ]  AGAINST     [ ]  ABSTAIN

                    3.  To ratify the transaction between Abby, Inc. and Tulip Enterprises, Inc.

                                 [ ]  FOR          [ ]  AGAINST     [ ]  ABSTAIN

 4.  Proposal to Ratify the Name Change from Abby, Inc. to Tulip Enterprises, Inc.,

  to be effective as of the filing of an amendment to the Company's Articles of

  Incorporation and Bylaws with the Colorado Secretary of State.

  [ ]  FOR          [ ]  AGAINST     [ ]  ABSTAIN

The shares represented by this proxy will be voted as directed. IF NO

SPECIFIC DIRECTION IS GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED

FOR THE NOMINEE NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2 AND PROPOSAL 3.

                                       Dated ____________________________, 2013

-----------------------------          ----------------------------------

(Print Name)                           (Signature)

Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your full title as such. If executed by a corporation or partnership, the proxy should be signed in the corporate or partnership name by a duly authorized officer or other duly authorized person, indicating such officer's or other person's title.

         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.